Exhibit 99.1

INOVIO Announces Proposed Public Offering

PLYMOUTH MEETING, PA – July 29, 2026 /PRNewswire/ – INOVIO Pharmaceuticals, Inc. (Nasdaq: INO), a biotechnology company focused on developing and commercializing DNA medicines to help treat and protect people from HPV-related diseases, cancer, and infectious diseases, today announced that it intends to offer and sell shares of its common stock and accompanying warrants to purchase shares of its common stock (or pre-funded warrants in lieu thereof), in an underwritten public offering. INOVIO intends to grant the underwriter a 30-day option to purchase additional shares of its common stock and/or accompanying warrants in an amount up to 15% of the shares of its common stock and/or accompanying warrants offered in the public offering under the same terms and conditions. All of the securities in the proposed offering will be sold by INOVIO. The proposed offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or the actual size or terms of the offering.

Piper Sandler is acting as sole manager for the offering.

A shelf registration statement relating to the shares of common stock and accompanying warrants offered in the offering described above was filed with the Securities and Exchange Commission (“SEC”) on July 2, 2026 and declared effective by the SEC on July 10, 2026. The offering will be made only by means of a written prospectus and prospectus supplement that form a part of the registration statement. A preliminary prospectus supplement and accompanying prospectus relating to and describing the terms of the proposed offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus, when available, may also be obtained by contacting: Piper Sandler & Co., 350 North 5th Street, Suite 1000, Minneapolis, Minnesota 55401, Attention: Prospectus Department, by telephone at (800) 747-3924, or by e-mail at prospectus@psc.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities being offered, nor shall there be any sale of the securities being offered in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About INOVIO

INOVIO is a biotechnology company focused on developing and commercializing DNA medicines to help treat and protect people from HPV-related diseases, cancer, and infectious diseases. INOVIO’s technology optimizes the design and delivery of innovative DNA medicines that teach the body to manufacture its own disease-fighting tools.

Forward-Looking Statements

This release contains or may imply “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not based on historical fact and include, but are not limited to, statements regarding INOVIO’s anticipated public offering, including the completion of the public offering on the anticipated terms, if at all, and INOVIO’s plans to grant the underwriter a 30-day option to purchase additional shares and/or warrants. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the proposed public offering. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in INOVIO’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and in other filings that INOVIO makes with the SEC from time to time. There can be no assurance that any of the forward-looking information provided herein will be proven accurate. These forward-looking statements speak only as of the date hereof and INOVIO undertakes no obligation to update forward-looking statements, and readers are cautioned not to place undue reliance on such forward-looking statements.

Contacts

Media: Jennie Willson (267) 429-8567 jennie.willson@inovio.com

Investors: Peter Vozzo, ICR Healthcare, 443-213-0505 peter.vozzo@icrhealthcare.com